Exhibit 10.16.14

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FOURTEENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of September 26, 2019

Between

QUICKEN LOANS INC., as Seller,

and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers, and

the other Buyers from time to time party hereto

1.                                      This Amendment.

The Parties agree hereby to amend (for the fourteenth time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014, the Third Amendment to Master Repurchase Agreement dated April 30, 2015, the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016, the Fifth Amendment to Master Repurchase Agreement dated November 18, 2016, the Sixth Amendment to Master Repurchase Agreement dated April 27, 2017, the Seventh Amendment to Master Repurchase Agreement dated October 12, 2017, the Eighth Amendment to Master Repurchase Agreement dated December 14, 2017, the Ninth Amendment to Master Repurchase Agreement dated January 25, 2018, the Tenth Amendment to Master Repurchase Agreement dated April 26, 2018, the Eleventh Amendment to Master Repurchase Agreement dated June 20, 2018, the Twelfth Amendment to Master Repurchase Agreement dated April 25, 2019 and the Thirteenth Amendment to Master Repurchase Agreement dated June 22, 2019 (the “Amended MRA”) and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to provide for warehousing eMortgage Loans, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Amended MRA amended hereby and are consequently sometimes nonsequential.

2.                                      Definitions; Interpretation

A.                                   Clause (xxi) of the definition of “Eligible Mortgage Loan” is amended to read as follows:

(xxi)                       that, if a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Jumbo Loans that are then subject to Transactions, is less than or equal to [***] of the Facility Amount;

B.                                    The following new definition is added to Section 2.1(a), in alphabetical order:

“Fourteenth Amendment to MRA” means the Fourteenth Amendment to Master Repurchase Agreement dated June 26, 2019 among the Parties, amending this Agreement.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., as (the only) Buyer

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

QUICKEN LOANS INC.

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

Counterpart signature page to Fourteenth Amendment to Master Repurchase Agreement